United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 28, 2021

Date of Report (Date of earliest event reported)

CleanTech Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 West 25th Street, 9th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 494-9005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLAQ	The Nasdaq Stock Market LLC
Warrants	CLAQW	The Nasdaq Stock Market LLC
Rights	CLAQR	The Nasdaq Stock Market LLC
Units	CLAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated July 23, 2021 (the “Current Report”), on July 19, 2021, the Company consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one right entitling the holder thereof to receive one-twentieth (1/20) of one share of Common Stock upon the consummation of an initial business combination, and one-half of one warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

As previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with initial stockholders of the Company of 6,500,000 warrants (the “Private Warrants”), generating total proceeds of $6,500,000. The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any.

On July 26, 2021, the underwriters fully exercised the over-allotment option and purchased an additional 2,250,000 Units (the “Over-Allotment Units”), generating gross proceeds of $22,500,000 on June 28, 2021. Simultaneously with the sale of Over-Allotment Units, the Company consummated a private sale of an additional 675,000 Private Warrants at a purchase price of $10.00 per Private Warrant, generating gross proceeds of $675,000.

As of July 28, 2021, a total of $174,225,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

An unaudited balance sheet as of July 28, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Unaudited Balance Sheet, dated June 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2021

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
Name:	Eli Spiro
Title:	Chief Executive Officer

2